SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): December 28, 2010


                         NATIONAL HEALTH PARTNERS, INC.
             (Exact name of registrant as specified in its charter)

         Indiana                     000-51731                  04-3786176
(State or other jurisdiction        (Commission               (IRS Employer
    of incorporation)               File Number)          Identification Number)

120 Gibraltar Road, Suite 107, Horsham, PA                        19044
 (Address of Principal Executive Offices)                       (Zip Code)

       Registrant's telephone number, including area code: (215) 682-7114

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2., below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17
    CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
    CFR 240.14a-12)

[ ] Pre-commencement communication pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communication pursuant to Rule 13e-4(c) under the
    Exchange Act (17 CFR 240.133-4(c))
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ITEM 5.03 AMENDMENT TO ARTICLES OF INCORPORATION.

     We held a special meeting of shareholders on December 28, 2010. At the meeting, shareholders represented in person or by proxy voted to approve amendments to our Articles of Incorporation that read in their entirety as follows:

     "Article III: The total number of shares of stock which this corporation shall have authority to issue is Two Hundred Fifty Million (250,000,000) with a par value of $.001 per share, all of which shall be shares of common stock."

     "Article V: The purposes of the corporation are to offer a Medical Discount Plan through the corporation's CAREXPRESS Program and to conduct all other business that is lawful in State of Indiana."

     A copy of the amendment is attached hereto as Exhibit 3(i) and incorporated herein by reference.

ITEM 5.07 SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

     A special meeting of shareholders of the Company was held on December 28, 2010. The purpose of the meeting was to vote on Proposals No. 1 and 2 amending
Article III of our Articles of Incorporation to increase the number of authorized shares and to add a new Article V to clarify that one of the purposes of the Company is to offer a Medical Discount Plan through our CarExpress program.

PROPOSAL NO. 1

     Amend Article III to read in its entirety as follows:

     "Article III: The total number of shares of stock which this corporation shall have authority to issue is Two Hundred Fifty Million (250,000,000) with a par value of $.001 per share, all of which shall be shares of common stock."

     Of the 94,694,919 shares outstanding and entitled to vote at the special meeting, the vote on Proposal I was as follows:

     54,412,088 Votes FOR    2,473,184 Votes AGAINST      98,821 Votes ABSTAINED

PROPOSAL NO. 2

     Add a new Article V to read in its entirety as follows:

     "Article V: The purposes of the corporation are to offer a Medical Discount Plan through the corporation's CarExpress Program and to conduct all other business that is lawful in State of Indiana."

     Of the 94,694,919 shares outstanding and entitled to vote at the special meeting, the vote on Proposal I was as follows:

     55,042,563 Votes FOR    96,731 Votes AGAINST      1,844,800 Votes ABSTAINED

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ITEM 9.01 EXHIBITS.

     (d) Exhibits

         3(i) Articles of Amendment to Articles of Incorporation as filed with the Indiana Secretary of State on January 7, 2011.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DATED: January 9, 2011                 NATIONAL HEALTH PARTNERS, INC.


                                       By: /s/  David M. Daniels
                                           ------------------------
                                           David M. Daniels
                                           President and Chief Executive Officer


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                                 EXHIBIT INDEX

Exhibit No.                 Description of Exhibit
-----------                 ----------------------

   3(i) Articles of Amendment to Articles of Incorporation as filed with the Indiana Secretary of State on January 7, 2011.